SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           February 20, 2003


                                    VersaTech, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                      33-91240               88-0330263
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


         421 E. Drinker Street, Dunmore, PA                      18512
        (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:       (570) 342-9202





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Item 5.  Other Events.

At a Board of Directors meeting held on February 20, 2003, the Company's Board of Directors agreed that changes to the management structure were necessary. The Board decided to remove Mr. Michael J. Daily as Chairman, CEO, President, Secretary and Treasurer. Mr. Daily was also removed as sole officer of Longerliving.com Inc., Versatech's wholly owned subsidiary.

Mr. Steve Krakonchuk was elected Chairman of the Board, and CEO. In addition Mr. Anthony Spiritosanto was elected to serve as Secretary of the Company.




                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VERSATECH, INC.



Date:  February 24, 2003            By: /s/ STEVE KRAKONCHUK
                                    -----------------------------------------
                                    Name: Steve Krakonchuk
                                    Title: Chairman, CEO
                                           and duly authorized officer











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